Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

A Series of Asset Management Fund

Supplement dated July 2, 2018

to the Statement of Additional Information dated February 28, 2018,

as amended May 31, 2018 and June 26, 2018

All references to Jonathan Marmolejos as a portfolio manager to the Large Cap Equity Fund (the “Fund”) are removed from the statement of additional information.

Robert C. Jones and Ana I. Galliano will continue to serve as portfolio managers, responsible for the day-to-day investment decisions to the Fund.

Accordingly, the Fund’s statement of additional information is supplemented as set forth below:

The “Portfolio Managers” and the “Portfolio Manager Compensation” sections on pages 24, 25 and 26, respectively, of the statement of additional information are deleted in their entirety and replaced with the following:

The portfolio managers of the Investment Adviser and Sub-Adviser manage the Funds’ portfolios as a team. The portfolio managers responsible for the day-to-day management of the Ultra Short Mortgage Fund are Sean Kelleher and Maggie Bautista. The portfolio managers responsible for the day-to-day management of the Large Cap Equity Fund are Robert C. Jones and Ana I. Galliano. The portfolio managers responsible for the day-to-day management of the Ultrashort Financing Fund are Sean Kelleher and Yung Lim. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of October 31, 2017.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	5	$222,783,115	0

Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	5	$222,783,115	0

Robert C. Jones	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	1	$23,000,000	1
	Other advisory accounts:	2	$150,000,000	1

Ana I. Galliano	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	1	$23,000,000	1
	Other advisory accounts:	2	$150,000,000	1

Yung Lim	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	4	$95,000,000	0
	Other advisory accounts:	0	$0	0

Mr. Jones and Ms. Galliano are dual employees of the Investment Adviser and S2. The other accounts for Mr. Jones and Ms. Galliano listed above are accounts they manage as employees of S2 and for which they are compensated by S2. This may cause potential conflicts of interest for Mr. Jones and Ms. Galliano. The Investment Adviser believes that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models by Mr. Jones and Ms. Galliano in managing the Large Cap Equity Fund and other accounts and the Adviser’s oversight of Mr. Jones’ and Ms. Galliano’s management of the Fund. As employees of the Investment Adviser, Mr. Jones and Ms. Galliano are subject to the Investment Adviser’s compliance policies and procedures.

The other accounts for Mr. Lim listed above are accounts he manages as an employee of Treesdale. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser, Sub-Adviser or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser, Sub-Adviser or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Jones or Ms. Galliano. For the Ultrashort Financing Fund, all trades are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Portfolio Manager Compensation

The Investment Adviser compensates the portfolio managers (except for Mr. Lim) for their management of the Funds. The portfolio managers of the Ultra Short Mortgage Fund are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus, and are eligible to participate in the Adviser’s benefit plans. The portfolio managers of the Large Cap Equity Fund are paid a fixed salary, the payment of which may be adjusted annually based on the size and performance of the fund as well as other discretionary factors, such as how much time the managers are required to spend on the Fund. Because of the Large Cap Equity Fund managers’ dual employment status, and that they divide their time between the Investment Adviser and S2, they do not participate in the Investment Adviser’s benefit plans. The Investment Adviser does not offer any deferred or long term compensation plans. With respect to the Ultrashort Financing Fund, Mr. Lim is compensated by the Sub-Adviser and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Lim is compensated in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Adviser’s clients, including the Fund and its investors. The portfolio manager’s overall compensation is tied to the profitability of the Sub-Adviser.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of October 31, 2017:

Portfolio	Ultra Short	AAAMCO Ultrashort	Large Cap Equity
Manager	Mortgage Fund	Financing Fund	Fund
Sean Kelleher	$100,000 - 500,000	$0 - $50,000	$500,001 - $1,000,000
Maggie Bautista	$0	$0	$1-10,000
Robert C. Jones	$0	$0	$0
Ana I. Galliano	$0	$0	$0
Yung Lim	$0	$0	$0

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road

Suite 210

Gahanna, Ohio 43230